Exhibit 99.1 * * * * * * * * * * * * * * * * * * *

Forward-Looking Statements
Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
They include, for example, statements about our business outlook, assessment of market conditions, strategies, future plans, future sales, capital spending tax rates, and occupancy levels or rates.
These forward-looking statements are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and
uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk Factors”
in Strategic Hotel Capital’s Form 10-K filed on March 2, 2006 and from time to time, in Strategic Hotel Capital’s other filings with the
Securities and Exchange Commission.

Strategic Hotels & Resorts Company Highlights

Company Overview
Intensive asset managers
High quality portfolio; intrinsic real estate value
Embedded internal growth opportunities
$1.5 billion acquisition track record
“Life cycle” driven capital recycling program
Building Long-Term Earnings Growth

Fairmont
HOTELS & RESORTS
Marriott
HOTELS · RESORTS · SUITES
Hilton
INTER-CONTINENTAL
HOTELS AND RESORTS
Marriott
HOTELS · RESORTS · SUITES
FOUR SEASONS
Hotels and Resorts
Marriott
HOTELS · RESORTS · SUITES
LOEWS HOTELS
HYATT
HYATT
Marriott
HOTELS · RESORTS · SUITES
HYATT
HOTEL DEL CORONADO
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts

STRATEGIC
Hotels & Resorts

Portfolio Overview
18 Hotels and Resorts
8,480 Rooms
Champes, Elyseés France
Hamburg, Germany
Prague, Czech Republic
Chicago
Mexico City
Punta Mita Resort
New Orleans
Phoenix
at Civic Plaza
Lincolnshire Resort
Miami
Santa Monica Beach Hotel
Burbank Airport
Half Moon Bay
Mexico City
Punta Mita Resort
New Orleans
Miami
Santa Monica Beach Hotel
Burbank Airport
Half Moon Bay
Mexico City
Punta Mita Resort
New Orleans
Chicago
Miami
Santa Monica Beach Hotel
Burbank Airport
Half Moon Bay
Rancho Las Palmas
La Jolla
Washington, D.C.

Strategic Hotels & Resorts 2005 Results

An Exceptional 2005
9.8% Total RevPAR growth
Acquired $457 million accretively
Recycled $80 million through dispositions
Maintained strong balance sheet
Exceeded First Call consensus
31% Total Shareholder Return

Strong 2005 Operating Results North America Same Store Portfolio RevPAR $129 9.9% Total RevPAR $243 9.8% EBITDA/room $21,298 14%

Driving Shareholder Return
Fourth Quarter Comparison
Fifth Highest REIT Total Return in 2005
$0.33 65% $0.20 FFO / Share
$27.4 71% $16.0 EBITDA
Excluding New Orleans:
$0.33 22% $0.27       FFO / Share
$27.4 36% $20.1    EBITDA
Q4 2005 Q4 2004
Reported:

Successful Acquisition Track Record
Real Estate Underpinning Providing Growth Platform
2005 Acquisitions
InterContinental Chicago:  807 rooms
InterContinental Miami:  641 rooms
Fairmont Chicago:  692 rooms
2006 Acquisitions
Hotel del Coronado:  688 rooms
Four Seasons Washington, D.C.: 211 rooms
Fairmont Chicago
Chicago, IL
Hotel del Coronado
Coronado Island, CA

Accretive Growth Same Store 2005 Acquisitions RevPAR Growth 9.9% 17.4% Total RevPAR Growth 9.8% 14.9% Acquisitions Accelerating Portfolio Growth

Strategic Hotels & Resorts Investing for Value Creation

2005 Completions
Four Seasons Punta Mita
5 beachfront suites
Zen pool
Champagne and sushi bar
Ritz-Carlton Half Moon Bay
Food and beverage expansion
Fire and wine concept
145 rooms
Punta Mita, Mexico
261 rooms
Half Moon Bay, CA

2006 Capital Projects
Hotel del Coronado
35 beachfront acres
Condo development
Health club and fitness center
Four Seasons Punta Mita
24 rooms and 5 beachfront suites
Beachfront restaurant
Expanded fitness center
688 rooms
Coronado Island, CA
145 rooms
Nayarit, Mexico

2006 Capital Projects
Fairmont Chicago
Condo conversion
Gold lounge
Fitness center
Four Seasons Washington, D.C.
Reconfigure restaurant
Upgrade common areas
Retail opportunities
692 rooms
Chicago, IL
211 rooms
Washington, D.C.

Developing Investment Options
InterContinental Chicago
Residential / hotel tower
Retail expansion
InterContinental Miami
Ballroom and meeting space
Spa, pool deck and restaurant
Condo conversion
807 rooms
Chicago, IL
641 rooms
Miami, FL

Developing Investment Options
Four Seasons Washington, D.C.:
Room expansion
Loews Santa Monica:
Residential development
Hilton Burbank:
Office development
Marriott Rancho Las Palmas:
Residential opportunity
Ritz-Carlton Half Moon Bay:
Colony club
InterContinental Prague:
Ballroom and restaurant

Summary Real estate focused strategy Hands-on intensive management 5-year internal investment plan Track record of successful acquisitions Investing in Sustained Long-Term Growth

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